UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2017 (March 6, 2017)

SunEdison, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13828	56-1505767
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

13736 Riverport Dr.

Maryland Heights, Missouri 63043

(Address of principal executive offices) (Zip Code)

(314) 770-7300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Agreements with TerraForm Power

On March 6, 2017, TerraForm Power, Inc. (“TerraForm Power”) entered into a Merger and Sponsorship Transaction Agreement (the “Transaction Agreement”) with Orion US Holdings 1 L.P., a Delaware limited partnership (“Sponsor”), and BRE TERP Holdings Inc., a Delaware corporation and a wholly-owned subsidiary of Sponsor (“TERP Merger Sub”), providing for the merger of TERP Merger Sub with and into TerraForm Power (the “TERP Merger”), with TerraForm Power as the surviving corporation in the TERP Merger in which Sponsor will hold a 51% interest (the TERP Merger and the other transactions contemplated by the Transaction Agreement, the “TERP Transactions”). All capitalized terms used but not defined herein are as defined in the Transaction Agreement.

In connection with the TERP Merger, SunEdison, Inc. (“the Company”) executed and delivered a voting and support agreement (the “TERP Voting and Support Agreement”) by and among the Company, Sponsor, BRE TERP Holdings Inc., SunEdison Holdings Corporation, SUNE ML1, LLC and TerraForm Power, pursuant to which it agreed to vote or cause to be voted any shares of TerraForm Power (each, a “TERP Share” and, collectively, the “TERP Shares”) held by it or any of its controlled affiliates in favor of the TERP Merger and to take certain other actions to support the consummation of the Transactions. The Voting and Support Agreement is incorporated by reference to Exhibit 2.3 of TerraForm Power’s Current Report on Form 8-K, dated March 7, 2017.

On March 6, 2017, the Company also entered into a Settlement Agreement (the “TERP Settlement Agreement”) by and among the Company, TerraForm Power, TerraForm Power, LLC (“TERP LLC”), TerraForm Power Operating, LLC, and the other parties named therein pursuant to which the Company will exchange, effective as of immediately prior to the record time for the Special Dividend, all of the Class B Units of TERP LLC held by it or any of its controlled affiliates for 48,202,310 Class A Shares (the “TERP Exchange”). As a result of and following completion of the TERP Exchange, all of the issued and outstanding shares of Class B common stock, par value $0.01 per share, of TerraForm Power will be redeemed and retired. TerraForm Power will also authorize and issue to the Company a number of additional Class A Shares such that, immediately prior to the effective time of the TERP Merger, the Company will hold an aggregate number of Class A Shares equal to 36.9% of TerraForm Power’s outstanding Class A Shares (on a fully diluted basis). The TERP Settlement Agreement also provides for reciprocal releases of claims among the Company and certain of its subsidiaries, on the one hand, and TerraForm Power and certain of its subsidiaries upon the Settlement Effective Time. All capitalized terms used but not defined herein are as defined in the TERP Settlement Agreement.

In addition, also as part of the settlement, the Company agreed to deliver the outstanding incentive distribution rights of TERP LLC (the “IDRs”) held by the Company or certain of its affiliates to Brookfield Asset Management Inc. (“Brookfield”). In connection therewith, concurrently with the execution and delivery of the Transaction Agreement, TerraForm Power, TERP LLC, BRE Delaware, Inc. (the “Brookfield IDR Holder”) and the Company and certain of its affiliates have entered into an Incentive Distribution Rights Transfer Agreement (the “IDR Transfer Agreement”), pursuant to which certain affiliates of the Company will transfer all of the IDRs to Brookfield IDR Holder immediately after the effective time of the TERP Merger on the terms and conditions set forth in the IDR Transfer Agreement.

Closing of the TERP Merger is subject to certain additional conditions, including the adoption of the Transaction Agreement by each of the holders of (i) a majority of the total voting power of the outstanding TERP Shares entitled to vote on the TERP Merger (including TERP Shares held by the Company, Sponsor and their respective affiliates) and (ii) a majority of the total voting power of the outstanding TERP Shares entitled to vote on the TERP Merger (excluding TERP Shares held by the Company, Sponsor and their respective affiliates), the expiration or early termination of the waiting period applicable to consummation of the TERP Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the entry by the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) of orders authorizing and approving the entry by the Company (and if, applicable, the Company’s debtor affiliates) into the TERP Settlement Agreement, the TERP Voting and Support Agreement and certain other agreements entered into in connection with the TERP Merger or the other Transactions to which the Company or any other debtor will be a party, certain other regulatory approvals and other customary closing conditions.

Agreements with TerraForm Global

On March 6, 2017, TerraForm Global, Inc. (“TerraForm Global”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Sponsor and BRE GLBL Holdings Inc., a Delaware corporation and wholly owned subsidiary of Sponsor (“GLBL Merger Sub”), providing for the merger of GLBL Merger Sub with and into TerraForm Global (the “GLBL Merger”), with TerraForm Global surviving as a wholly owned subsidiary of Sponsor. All capitalized terms used but not defined herein are as defined in the Merger Agreement.

In connection with the GLBL Merger, the Company and certain of its affiliates executed and delivered a voting and support agreement with Brookfield and TerraForm Global (the “GLBL Voting and Support Agreement”) pursuant to which it agreed to vote or cause to be voted any shares of TerraForm Global (each, a “GLBL Share” and, collectively, the “GLBL Shares”) held by it or any of its controlled affiliates in favor of the GLBL Merger and to take certain other actions to support the consummation of the GLBL Merger and the other transactions contemplated by the Merger Agreement. The Voting and Support Agreement is incorporated by reference to Exhibit 2.3 of TerraForm Global’s Current Report on Form 8-K, dated March 7, 2017.

The Company also entered into a settlement agreement with TerraForm Global, TerraForm Global LLC (“GLBL LLC”) and TerraForm Global Operating, LLC (the “GLBL Settlement Agreement”) pursuant to which the Company and TerraForm Global released all intercompany claims in connection with the Company’s bankruptcy (with certain exceptions). In consideration for such release, the Company will exchange, effective as of immediately prior to the effective time of the GLBL Merger, all of the Class B Units of GLBL LLC held by it or any of its controlled affiliates for a number of Class A Shares equal to 25% of the issued and outstanding Class A Shares (on a fully diluted basis) measured as of immediately prior to the effective time of the GLBL Merger (the “GLBL Exchange”). As a result of and following completion of the GLBL Exchange, all of the issued and outstanding shares of Class B common stock, par value $0.01 per share, of the Company will be redeemed and retired and all issued and outstanding IDRs (as defined in the Merger Agreement) will be cancelled.

Closing of the GLBL Merger is subject to certain other conditions, including the adoption of the Merger Agreement by each of the holders of (i) a majority of the total voting power of the outstanding GLBL Shares entitled to vote on the GLBL Merger (including GLBL Shares held by the Company, Sponsor and their respective affiliates) and (ii) a majority of the total voting power of the outstanding GLBL Shares entitled to vote on the GLBL Merger (excluding GLBL Shares held by the Company, Sponsor and their respective affiliates), the expiration or early termination of the waiting period applicable to consummation of the GLBL Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, receipt of certain regulatory approvals, and the entry by the Bankruptcy Court of orders authorizing and approving the entry by the Company (and if, applicable, the Company’s debtor affiliates) into the GLBL Settlement Agreement, the GLBL Voting and Support Agreement and certain other agreement entered into in connection with the GLBL Merger or the other transactions contemplated by the Merger Agreement to which the Company or any other debtor will be a party.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 10.1	Settlement Agreement, dated as of March 6, 2017, by and among TerraForm Power, Inc., TerraForm Power, LLC, TerraForm Power Operating, LLC, SunEdison Inc. and the other parties named therein.

Exhibit 10.2	Settlement Agreement, dated as of March 6, 2017, by and among TerraForm Global, Inc. a Delaware corporation, TerraForm Global LLC a Delaware limited liability company, TerraForm Global Operating, LLC a Delaware limited liability company and SunEdison, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2017

SUNEDISON, INC.

By:	/s/ Martin H. Truong
	Name:	Martin H. Truong
	Title:	Senior Vice President, General
Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1	Settlement Agreement, dated as of March 6, 2017, by and among TerraForm Power, Inc., TerraForm Power, LLC, TerraForm Power Operating, LLC, SunEdison Inc. and the other parties named therein.

Exhibit 10.2	Settlement Agreement, dated as of March 6, 2017, by and among TerraForm Global, Inc. a Delaware corporation, TerraForm Global LLC a Delaware limited liability company, TerraForm Global Operating, LLC a Delaware limited liability company and SunEdison, Inc.